UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 28, 2020

THE ALKALINE WATER COMPANY INC.

Exact name of registrant as specified in its charter)

Nevada	000-55096	EIN 99-0367049
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14646 N. Kierland Blvd., Suite 255
Scottsdale, Arizona 85254
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (480) 656-2423

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	WTER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2020, our board of directors adopted the 2020 Equity Incentive Plan, pursuant to which we may grant stock options to acquire up to a maximum of 9,000,000 shares of our company's common stock and non-stock option awards to acquire up to a maximum of 1,650,000 shares of our company's common stock.

The purpose of the plan is to: (i) enable our company and any affiliate of our company to attract and retain the types of employees, consultants, directors and such other persons as the plan administrator may select who will contribute to our company's long range success; (ii) provide incentives that align the interests of employees, consultants, directors and such other persons as the plan administrator may select with those of our company's stockholders; and (iii) promote the success of our company's business.

Under the plan, either stock options or non-stock option awards may be granted. Incentive stock options are stock options that qualify for certain favorable tax treatment under the U.S. tax laws. Non-qualified stock options are stock options that are not incentive stock options. Non-stock option awards means a right granted to an award recipient under the plan, which may include the grant of stock appreciation rights, restricted awards, performance compensation awards or other equity-based awards subject to such conditions as the plan administrator may determine in its sole discretion .

Employees of our company or subsidiary who are subject to tax in the United States are eligible to receive incentive stock options. Subject to applicable laws, employees, consultants and directors of our company or subsidiary and such other persons as the plan administrator selects are eligible to receive awards that are not incentive stock options.

In order to comply with the policies of the TSX Venture Exchange, the plan provides that while our common stock is listed on the TSX Venture Exchange:

  the maximum number shares of our common stock subject to a stock option to a holder who is a Consultant (as defined by the policies of the TSX Venture Exchange) is limited to an amount equal to 2% of the then issued and outstanding shares of our common stock (on a non-diluted basis) in any 12 month period;

  the number of stock options granted to all persons in aggregate who are employed to perform Investor Relations Activities (as defined by the policies of the TSX Venture Exchange) is limited to an amount equal to 2% of the then issued and outstanding shares of our common stock (on a non-diluted basis) in any 12 month period, provided that such stock options vest in stages over a 12 month period with no more than 1/4 of the stock options vesting in any 3 month period;

  the exercise price of the shares of our common stock covered by each stock option must be determined by the plan administrator (currently our board of directors) and the exercise price must not be less than the price permitted by the TSX Venture Exchange or other regulatory body having jurisdiction and a minimum exercise price must not be established unless the stock options are allocated to particular persons and we must not grant stock options unless and until the stock options have been allocated to a particular person or persons;

  an award recipient must be a Director, Employee or Consultant (as defined by the policies of the TSX Venture Exchange) of our company or a subsidiary of our company at the time of grant of the awards, except as otherwise provided by the policies of the TSX Venture Exchange and, for awards granted to Employees, Consultants or Management Company Employees (as defined by the policies of the TSX Venture Exchange), we must ensure that the award recipient is a bona fide Employee, Consultant or Management Company Employee, as the case may be;

  except in relation to Consultant Companies (as defined by the policies of the TSX Venture Exchange), the awards may be granted only to an individual or to a company that is wholly owned by individual eligible for a grant of an award;

  stock options granted to optionees engaged in Investor Relations Activities (as defined by the policies of the TSX Venture Exchange) on behalf of our company must expire 30 days after such optionees cease to perform such Investor Relations Activities for our company;

  the exercise price of a stock option must be paid in cash;

  unless disinterested shareholder approval is obtained, under no circumstances will the plan, together with all of our other previously established and outstanding stock option plans or grants, result in:

(a) the aggregate number of shares of our common stock reserved for issuance under awards granted to insiders (as a group) at any point in time exceeding 10% of the issued shares of our common stock,

(b) the grant to insiders (as a group), within a 12 month period, of stock options where an aggregate number of shares of our common stock subject to such stock options exceeds 10% of the issued shares of our common stock, calculated on the date an award is granted to any insider,

(c) the grant to insiders (as a group), within a 12 month period, of non-stock option awards where an aggregate number of shares of our common stock subject to such non-stock option awards exceeds 2% of the issued shares of our common stock, calculated on the date a non-stock option award is granted to any insider,

(d) the aggregate number of shares of our common stock subject to awards granted to any one award recipient within a 12 month period exceeding 5% of the issued shares of our common stock, calculated on the date an award is granted to the award recipient,

(e) the aggregate number of shares of our common stock subject to non-stock option awards granted to any one award recipient within a 12 month period exceeding 1% of the issued shares of our common stock, calculated on the date a non-stock option award is granted to the award recipient,

(f) the aggregate number of shares of our common stock subject to awards granted to any one award recipient who is a Consultant (as defined by the policies of the TSX Venture Exchange) within a 12 month period exceeding 2% of the issued shares of our common stock, calculated on the date an award is granted to the award recipient, or

(g) the aggregate number of shares of our common stock subject to awards granted to all award recipients (as a group) who are employed to perform Investor Relations Activities (as defined by the policies of the TSX Venture Exchange) within a 12 month period exceeding 2% of the issued shares of our common stock, calculated on the date an award is granted to the award recipient; and

  we must obtain disinterested shareholder approval for any amendment to stock options held by insiders that would have the effect of decreasing the exercise price of the stock options.

In addition to the provisions of the plan noted above, the plans provides that:

  our board of directors at any time, and from time to time, may amend the plan as required by any stock exchange or quotation system on which our common stock is then listed or quoted;
  no awards may be exercised prior to our company obtaining the shareholder approval of the plan that is necessary to satisfy any applicable laws;
  except as permitted under applicable laws, no awards may be granted under the plan prior to our company obtaining the acceptance of the plan by the TSX Venture Exchange; and
  our board of directors may suspend or terminate the plan, and any outstanding awards granted under the plan may be cancelled, if our company does not obtain the shareholder approval of the plan that is necessary to satisfy any applicable laws.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

10.1	2020 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALKALINE WATER COMPANY INC.

/s/ Richard A. Wright

Richard A. Wright

President, Chief Executive Officer and Director

March 2, 2020